UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 5645 West Adams Boulevard Los Angeles, California (Address of principal executive offices)	333-147980 (Commission File Number)	26-0287664 (I.R.S. Employer Identification Number) 90016 (Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 18, 2015, OriginClear, Inc. (the “Company”) published on its website a presentation entitled “Today and Tomorrow” describing the Company’s new acquisition strategy. A copy of the presentation is attached hereto as Exhibit 99.1. In addition, on the same day, the Company issued a press release announcing its three-year strategic plan regarding acquisitions. A copy of the Company’s press release is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	OriginClear “Today and Tomorrow” Corporate Presentation

	99.2	Press Release, dated August 18, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

August 18, 2015	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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